Exhibit 10.2

Joinder Agreement_Runway (Everbank) 4858-0187-8926 v3.docx JOINDER AGREEMENT AND FACILITY AMOUNT INCREASE December 4, 2023 Reference is made to the that certain Amended and Restated Credit Agreement dated as of April 20, 2022 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), by and among Runway Growth Finance Corp., as Borrower (the “Borrower”), the Lenders from time to time party thereto, KeyBank National Association, as the Administrative Agent (the “Administrative Agent”) and syndication agent, each guarantor party thereto, CIBC Bank USA as documentation agent, MUFG Bank, Ltd. (as successor-in-interest to MUFG Union Bank, N.A.) as co-documentation agent and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as collateral custodian and paying agent. Capitalized terms used and not otherwise defined herein are used with the meanings set forth or incorporated by reference in the Credit Agreement. Everbank, N.A. (the “New Managing Agent”), Everbank, N.A. (the “New Lender”; and together with the New Managing Agent, the “New Lender Group”), the Administrative Agent and the Borrower agree as follows: 1. Borrower has requested that the New Lender Group become a “Lender Group” under the Credit Agreement. 2. The effective date (the “Joinder Date”) of this Joinder Agreement and the increase to the Facility Amount shall be the later of (i) the date on which a fully executed copy of this Joinder Agreement is delivered to the Administrative Agent and (ii) the date of this Joinder Agreement. 3. By executing and delivering this Joinder Agreement, each of the New Managing Agent and the New Lender (i) confirms that it has received a copy of the Credit Agreement and such Transaction Documents and other documents and information requested by it, and that it has, independently and without reliance upon Borrower, any Lender, any Managing Agent or the Administrative Agent, and based on such documentation and information as it has deemed appropriate, made its own decision to enter into this Joinder Agreement; (ii) agrees that it shall, independently and without reliance upon Borrower, any Lender, any Managing Agent or the Administrative Agent, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and any of the Transaction Documents; (iii) appoints and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers and discretion under the Credit Agreement and the Transaction Documents as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto; (iv) agrees that it shall perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Managing Agent and a Lender, respectively; (v) specifies as its address for notices the office set forth beneath its name on the signature pages of this Joinder Agreement; and (vi) in the case of the New Lender, appoints and authorizes the New Managing Agent as its Managing Agent to take such action as a managing agent on its behalf and to exercise such powers under the Credit Agreement, as are delegated to the Managing Agents by the terms thereof.

-2- 4. On the Joinder Date of this Joinder Agreement, both of the New Managing Agent and the New Lender shall join in and be a party to the Credit Agreement and, to the extent provided in this Joinder Agreement, shall have the rights and obligations of a Managing Agent and a Lender, respectively, under the Credit Agreement. 5. (A) The Borrower hereby certifies that, on the Joinder Date: (i) the conditions set forth in Section 3.2 of the Credit Agreement are satisfied in all material respects; and (ii) after giving effect to any such increase in the Facility Amount, no Unmatured Event of Default or Event of Default shall have occurred or be continuing; and (B) the Borrower has provided to the Administrative Agent written evidence demonstrating pro forma compliance with the Borrowing Base Test after giving effect to the increase to the Facility Amount contemplated hereby, such evidence to be satisfactory in the sole discretion of the Administrative Agent. 6. This Joinder Agreement may be executed by one or more of the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. 7. This Joinder Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. 8. Each of the New Lender and New Managing Agent represents and warrants for the benefit of Administrative Agent and Borrower that such New Lender meets the definition of Eligible Assignee in the Credit Agreement. 9. Each party hereto acknowledges that the Facility Amount and the Commitments as of the date hereof are as set forth on Exhibit A attached hereto. IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution being made on Schedule I hereto. * * * * *

Schedule I to Joinder Agreement Dated December 4, 2023 Section 1. The “Commitment” with respect to the New Lender is: Everbank, N.A. $50,000,000 Section 2. The “Group Advance Limit” with respect to the New Lender Group is $50,000,000.

Joinder Signature Page NEW LENDER: EVERBANK, N.A. By ____________________________________ Name: Edward McGugan Title: Managing Director Address for notices: Everbank, N.A. 10000 Midatlantic Drive, Suite 400 East Mount Laurel, New Jersey 08054    -- - -

Joinder Signature Page NEW MANAGING AGENT: EVERBANK, N.A. By ____________________________________ Name: Edward McGugan Title: Managing Director Address for notices: Everbank, N.A. 10000 Midatlantic Drive, Suite 400 East Mount Laurel, New Jersey 08054    -- - -

Consented to this 4th day of December, 2023 by: KEYBANK NATIONAL ASSOCIATION as Administrative Agent _...,.-------.. RUNWAY GROWTH FINANCE CORP. as Borrower By: ________ _ Name: ________ _ Title: Authorized Signatory Joinder Signature Page

Name: Title: RUNWAY GROWTH FINANCE CORP. as Borrower By� Name: Thomas B. Raterman Title: Chief Financial Officer Joinder Signature Page Consented to this 4th day of December, 2023 by: KEYBANK NATIONAL ASSOCIATION as Administrative Agent By: ____ _ _ _